Exhibit 13.1

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of LogProstyle Inc. (the “Company”) on Form 20-F for the fiscal year ended March 31, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Yasuyuki Nozawa , Chief Executive Officer of the Company, and I, Kentaro Tachibana, Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 13, 2026

By:	/s/ Yasuyuki Nozawa
Name:	Yasuyuki Nozawa
Title:	Chief Executive Officer (principal executive officer)

Date: July 13, 2026

By:	/s/ Kentaro Tachibana
Name:	Kentaro Tachibana
Title:	Chief Accounting Officer (principal financial officer)